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                                                                    Exhibit 10.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Employees' Stock Option Plan and forms F-3 (File No. 333-8240, 333-12764 and 333-59548) of I.I.S. Intelligent Information Systems Limited of our report dated March 21, 2002, with respect to the consolidated financial statements and schedules of I.I.S. Intelligent Information Systems Limited included in the Annual Report (Form 20-F) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                                /s/ Kost, Forer and Gabbay
                                                --------------------------------
Tel-Aviv, Israel                                KOST, FORER & GABBAY
June 26, 2002                                   A member of Ernst & Young Global